EXHIBIT 32.2

                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
      REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934

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         I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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/s/ Eric Bello
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Eric Bello
Treasurer (principal financial officer)

Date:    November 13, 2003